MFS(R) MUNICIPAL BOND FUND
                           MFS(R) MUNICIPAL STATE FUNDS:
                        (AL, AR, CA, FL, GA, MD, MA, MS,
                             NY, NC, PA, SC, VA, WV)
                          MFS(R) MUNICIPAL INCOME FUND
                       MFS(R) MUNICIPAL HIGH INCOME FUND

                        Supplement to Current Prospectus


The Fund is currently reevaluating the financial statement presentation of certain derivative instruments held by the Fund, which are commonly referred to as inverse floaters, under the provisions of Financial Accounting Standard 140 ("FAS 140"). The Fund's adviser, Massachusetts Financial Services Company ("MFS"), is performing an analysis of the potential impact of applying FAS 140 to the Fund's financial statements, including the Fund's financial highlights. While MFS expects the application of FAS 140 to result in accounting treatment that increases the Fund's Annual Fund Operating Expenses, such an application would also result in a corresponding increase in the Fund's income, and, therefore, MFS does not expect any changes in the Fund's reported net income, past performance, average annual total return or net asset value. MFS believes that the Fund's historical accounting treatment of inverse floaters has been consistent with then-prevailing industry practices.


                 The date of this supplement is January 8, 2007.